UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2013

GAMING AND LEISURE PROPERTIES, INC.

Commission file number 333-188608

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 46-2116489

825 Berkshire Blvd., Suite 400

Wyomissing, PA 19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the proposed spin-off (the “spin-off”) by Penn National Gaming, Inc. (“Penn”) of its real property assets through the distribution to its shareholders of 100% of the shares of common stock of Gaming and Leisure Properties, Inc. (“GLPI” or the “Company”).  To implement the spin-off, Penn (and its affiliates) and GLPI intend to effect a series of restructuring transactions following which Penn expects to distribute on November 1, 2013 shares of GLPI common stock to the holders of record of Penn common and preferred stock as of October 16, 2013.  A more complete description of the spin-off, including of important risk factors associated with the spin-off and the terms and conditions that must be satisfied in order for the spin-off to be completed, is contained in the prospectus of GLPI furnished to investors in connection with the spin-off and filed with the Securities and Exchange Commission (the “SEC”) on Form 424B3 on October 10, 2013 (the “Prospectus”).

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the time the Registration Statement on Form S-11 of which the Prospectus forms a part was declared effective by the SEC, the members of the Board of Directors of GLPI (the “Board”) consisted solely of Peter M. Carlino. On October 10, 2013, the Board adopted resolutions, which, effective October 10, 2013, increased the size of the Board from one member to five members and, to fill the resulting vacancies, appointed Wesley R. Edens, David A. Handler, Joseph W. Marshall, III and E. Scott Urdang to the Board.  Messrs. Marshall and Urdang have been designated as Class I directors with terms expiring at the Company’s 2014 annual meeting of shareholders; Messrs. Edens and Handler have been designated as Class II directors with terms expiring at the Company’s 2015 annual meeting of shareholders; and Mr. Carlino has been designated as a Class III director with a term expiring at the Company’s 2016 annual meeting of shareholders.

The Board appointed Messrs. Edens and Handler to the Compensation and Governance Committee and Messrs. Handler, Marshall and Urdang to the Audit and Compliance Committee.

The Board has determined that Mr. Edens, Mr. Handler, Mr. Marshall and Mr. Urdang qualify as independent directors under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the NASDAQ Stock Market LLC (“NASDAQ”), that Messrs. Handler, Marshall and Urdang meet the heightened independence standards for service on the Audit and Compliance Committee and satisfy the financial literacy and other requirements for audit committee members under applicable NASDAQ rules and that Mr. Marshall is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act. Biographical information on each of the directors elected to the Board can be found in the Prospectus under the section entitled “Management of GLPI—Directors,” which is incorporated by reference into this Item 5.02.

GLPI anticipates that Messrs. Edens, Handler, Marshall and Urdang will be compensated for their service as directors under a non-employee director fee plan, which has not yet been established, and GLPI’s 2013 Long Term Incentive Compensation Plan, as disclosed in in the Prospectus under the section entitled “Management of GLPI—Compensation of Directors.”

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In anticipation of the spin-off, effective October 10, 2013, GLPI amended and restated its articles of incorporation (the “Amended and Restated Articles of Incorporation”) and bylaws (the “Amended and Restated Bylaws”).  A description of the material provisions of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock of GLPI” in the Prospectus, which description is incorporated herein by reference.  The description is qualified in its entirety by reference to GLPI’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, each of which is incorporated herein by reference.

Item 5.05.                                        Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 10, 2013, the Board adopted GLPI’s Code of Business Conduct (the “Code”). The Code applies to all of GLPI’s  directors and employees, including its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The Code has been posted on GLPI’s website, www.glpropinc.com. This description is qualified in its entirety by reference to the copy of the Code filed with this Current Report on Form 8-K as Exhibit 14.1, which is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may vary materially from expectations.  Although GLPI believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations.  Meaningful factors that could cause actual results to differ from expectations include, but are not limited to, risks related to the following: the proposed separation of GLPI from Penn, including Penn’s ability to timely receive all necessary consents and approvals and satisfy all conditions to the consummation of the spin-off, the anticipated timing of the spin-off, the expected tax treatment of the proposed transaction, the ability of each of Penn and GLPI to conduct and expand its respective businesses following the spin-off, and the diversion of management’s attention from traditional business concerns; Penn’s and GLPI’s ability to raise the capital necessary to finance the spin-off, including the redemption of its existing debt and preferred stock obligations, the anticipated cash portion of GLPI’s special earnings and profits dividend and transaction costs; and other factors as discussed in the Prospectus. GLPI does not intend to update publicly any forward-looking statements except as required by law.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws.

14.1	Code of Business Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 15, 2013	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer